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                                                                    EXHIBIT 10.1


                          WAIVER OF REGISTRATION RIGHTS

Immusol, Inc.
3050 Science Park Road
San Diego, CA  92121
Attention:  Tsvi Goldenberg

      Re:   Public Offering of Common Stock of Immusol, Inc.

Dear Mr. Goldenberg:

      In consideration of the proposed initial underwritten public offering of Common Stock of Immusol, Inc., a California corporation (the "Company"), to be managed by PaineWebber Incorporated, Needham & Company, Inc. and Sutro & Co. Incorporated (collectively, the "Representatives"), expected to be consummated on or prior to the end of August 1996 (the "Public Offering"), the undersigned hereby waives, solely with respect to the Public Offering, (i) the Investors' rights under that certain Amended and Restated Shareholder Rights Agreement dated May 3, 1995, between the Company and the Investors listed on Exhibit A thereto (the "Shareholder Agreement") to register and sell Registrable Securities, as defined in the Shareholder Agreement, as part of the Public Offering, and (ii) the requirement to notify the Investors of the Public Offering as set forth in the Shareholder Agreement.

Dated:  June 25, 1996                     Very truly yours,

                                          BANKAMERICA VENTURES

                                          By: /s/ Anchie Kuo
                                              ---------------------------------
                                              Name

                                              Managing Director
                                              ----------------------------------
                                              Title